SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) October 21, 2004

                              MEDICORE, INC.
            --------------------------------------------------
            (Exact Name of Registrant as Specified in Charter)

           Florida                     0-6906                 59-0941551
----------------------------       ------------           -------------------
(State or Other Jurisdiction        (Commission             (IRS Employer
      of Incorporation)             File Number)          Identification No.)

      2337 West 76th Street, Hialeah, Florida                 33016
      ----------------------------------------             ----------
      (Address of Principal Executive Offices)             (Zip Code)

      Registrant's telephone number, including area code (305) 558-4000

Item 8.01.  Other Events

     The Employment Agreement between Medicore, Inc. (the "Company") and Thomas K. Langbein dated April 27, 2004 ("Agreement"), was amended on October 21, 2004. The amendment reflects Mr. Langbein's agreement to refrain from exercising his right to elect to receive 400,000 shares of the Company's common stock (the "Election Provision") in lieu of the lump sum cash payment which he is entitled to receive upon termination of employment (including expiration and non-renewal of the Agreement, Mr. Langbein's retirement, or a change in control of the Company) until the Company has received shareholder approval for such Election Provision, which approval shall be deemed obtained to the extent an unaffiliated third party that acquires 51% or more of the Company's outstanding common stock approves of such Election Provision.


Item 9.01.  Financial Statements, Exhibits

     (a) Financial Statements of Businesses Acquired

         Not applicable

     (b) Pro Forma Financial Information

         Not applicable

     (c) Exhibits

         (i) Amendment No. 1 to the Employment Agreement between Thomas K. Langbein and the Company dated October 21, 2004.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MEDICORE, INC.

                                         /s/ Thomas K. Langbein
                                       By---------------------------------
                                         THOMAS K. LANGBEIN, Chairman of
                                         the Board, CEO and President

Dated:  November 19, 2004

                               EXHIBIT INDEX

     (i) Amendment No. 1 to the Employment Agreement between Thomas K. Langbein and the Company dated October 21, 2004

                              JAFFE & FALK, LLC
                              777 Terrace Avenue
                          Hasbrouck Heights, NJ 07604
                                (201) 288-8282
                             Fax: (201) 288-8208

November 19, 2004

Division of Corporation Finance
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

     RE: Medicore, Inc.
         Commission File No. 0-6906
         Current Report on Form 8-K

Gentlemen:

     Enclosed for filing pursuant to the EDGAR system is the aforementioned Company's Current Report on Form 8-K with an exhibit pursuant to the requirements of the Securities Exchange Act of 1934.

                                       Very truly yours,

                                       /s/ Joshua M. Jaffe

                                       Joshua M. Jaffe

JMJ:nac
Enclosure
cc: Nasdaq Stock Market, Inc.